Exhibit 99.1

Transforming the Field of Hematopoietic Stem Cell Therapies Nasdaq: JSPR March 2022

2 JSP191 is an investigative drug and is not approved for any indication Safe Harbor Statement Forward - Looking Statements This investor presentation and any accompanying oral presentation (together, this “Presentation”) contain forward - looking statements . All statements other than statements of historical fact contained in this Presentation, including statements regarding the future opportunities and prospects of Jasper Therapeutics, Inc . (together with its subsidiary, “Jasper” or the “Company”), including milestones, business strategy, and plans and objectives for future operations, are forward - looking statements . Jasper has based these forward - looking statements on its estimates and assumptions and its current expectations and projections about future events . These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those contained in the “Risk Factors” section of the Company’s Registration Statement on Form S - 4 declared effective by the U . S . Securities and Exchange Commission (the “SEC”) on August 26 , 2021 , and any Annual Reports on Form 10 - K, Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K that the Company has filed or may subsequently file with the SEC . In light of these risks, uncertainties and assumptions, the forward - looking events and circumstances discussed in this Presentation are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward - looking statements . Accordingly, you should not rely upon forward - looking statements as predictions of future events . Jasper undertakes no obligation to update publicly or revise any forward - looking statements for any reason after the date of this Presentation or to conform these statements to actual results or to changes in Jasper’s expectations . Industry and Market Data Certain data in this Presentation was obtained from various external sources, and neither the Company nor its affiliates, advisers or representatives has verified such data with independent sources . Accordingly, neither the Company nor any of its affiliates, advisers or representatives makes any representations as to the accuracy or completeness of that data or undertakes any obligation to update such data after the date of this Presentation . Such data involves risks and uncertainties and is subject to change based on various factors . Trademarks The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use shou ld not be construed as an endorsement of the products or services of the Company.

3 JSP191 is an investigative drug and is not approved for any indication • Science targeting the central role of stem cells to cure a growing number of fatal diseases • JSP191: First in class Phase 1/2 anti - CD117 antibody conditioning agent • Clinical data in SCID & AML/ MDS transplant populations, Potential Q1 2023 AML/ MDS pivotal FPI • New therapeutic approach for disease modification in lower risk MDS patients to initiate in 2022 • Jasper mRNA stem cells: Novel hematopoietic stem cell mRNA platform to expand the curative potential of allogeneic and autologous cellular therapy • In vivo POC in 2022, potential IND in 2023 • Team with expertise in hematopoietic stem cell transplant and track record in drug development • Validating corporate and academic partnerships • Cash runway through AML / MDS pivotal study start Jasper Highlights

JSP191 stem cell conditioning for AML/ MDS and SCID transplant patients

Two ongoing clinical trials with near term initiation of AML / MDS pivotal study

JSP191

Blocks SCF Binding to CD117


JSP191
SCF
CD117

JSP191 blocks CD117 (Stem Cell Factor Receptor) leading to hematopoietic stem and progenitor cell depletion

- Synergistic with other stem cell targeting mechanisms (radiation[1], 5-azacytidine[2])

JSP191 designed to minimize off target / safety effects

- Designed to remove effector cell recruitment and mast cell activation
- CD117 also expressed on mast cells, germ cells, Cajal (GI) cells, melanocytes

Clinical proof of concept established in two transplant studies with no JSP191 related SAEs to date

SCID:

- Single agent activity leading to successful donor engraftment and immune reconstitution

AML/ MDS:

- 17 of 17 patients with successful primary donor engraftment
- 12 of 15 with clearance of measurable residual disease
- Potential pivotal trial start by Q1 2023

Jasper THERAPEUTICS INC.

[1] Xue X, et al *Blood. 2010; 116(24):5419-5422.*
[2] Bankova AK, Pang WW, Velasco BJ, Long-Boyle JR, Shizuru JA. *Blood Adv.* 2021;5(19):3900-3912.

JSP191 is an investigative drug and is not approved for any indication

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5 JSP191 is an investigative drug and is not approved for any indication New therapeutic approach for disease modification in lower risk MDS patients JSP191 depletes diseased MDS cells in a mouse xenograft model 1 JSP191 targets diseased MDS to potentially restore normal hematopoiesis % depletion of CD34 + CD45RA - CD117 + cells New clinical data: Single dose of JSP191 alone directly depletes stem & progenitor cells 2 AML/MDS subjects receiving JSP191 0.6 mg/kg Time after JSP191 administration [1] Pang WW, Czechowicz A, Logan AC, et al. Anti - CD117 antibody depletes normal and myelodysplastic syndrome human hematopoietic stem cells in xenograf ted mice. Blood. 2019;133(19):2069 - 2078. [2] Jasper Internal Data Proof of concept study in lower risk MDS patients to be initiated in 2022 0% 20% 40% 60% 80% 100%

Jasper mRNA technology for transient modification of gene therapy and stem cell grafts

Increasing stem cell proliferation, homing and modifying immune profile

mRNA transient modification → **CD34+ Hematopoietic Stem Cells**



- **Increased engraftment** of gene therapy & donor stem cell grafts
- **Reduced risk of graft vs. host disease**
- **Increased safety and utility** of cord blood & haploidentical transplant
- **Single product** applicable to multiple diseases

Mature Cells	Multiple Diseases
• Red blood cells	• Hematological Malignancies: AML, MDS, ALL, CLL, CML, NHL • Genetic Diseases: Sickle Cell Disease, B Thalassemia, Fanconi Anemia
• B cells • T Cells • NK cells • Granulocytes	• Autoimmune Diseases: Sclerosis, Aplastic Anemia, Lupus, Multiple Sclerosis • Immunodeficiencies: SCID, Wiskott-Aldrich, LAD, CGD
• Microglia	• Alzheimer Disease • Frontotemporal Dementia (FTD)
• Multiple Types	• Gaucher Disease • Pompe Disease • Fabry Disease
• Osteoclasts	• Infantile Malignant Osteopetrosis (IMO)

Jasper THERAPEUTICS INC.

JSP191 is an investigative drug and is not approved for any indication

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Jasper's Expanding Pipeline

Indication	R&D Partner	Research	Preclinical	Clinical	Milestones
JSP191 Conditioning					
Sponsored Studies					
AML/MDS	Jasper Therapeutics Inc.				• Updated Phase Ib data (TCT Meeting on April 26th) • Pivotal trial initiation by Q1 2023
SCID	Jasper Therapeutics Inc.				• Mid 2023 Phase I/II complete study enrollment
Gene Therapy – Sickle Cell	ARUVANT				• 2H 2022 first patient enrollment
Gene Therapy – Gaucher Type 1	AVROBIO				• 2H 2022 first patient enrollment
Gene Therapy – X-SCID	GRAPHITE BIO				• 2H 2022 first collaboration data
Investigator Sponsored Studies					
Fanconi Anemia	Stanford University				• 2022 patient enrollment ongoing
Sickle Cell Disease	NIH National Heart, Lung, and Blood Institute				• 2022 patient enrollment
Chronic Granulomatous Disease	NIH National Institute of Allergy and Infectious Diseases				• 2022 patient enrollment
GATA2 MDS	NIH National Cancer Institute				• 2022 patient enrollment
JSP191 Therapeutic					
Lower Risk MDS (primary treatment)	Jasper Therapeutics Inc.				• 2H 2022 clinical study initiation
Jasper eHSC Platform					
Thalassemias, Sickle Cell Disease	Jasper Therapeutics Inc.				• 2022 – In vivo proof of concept • 2023 – First IND filing
Autoimmune Diseases	Jasper Therapeutics Inc.				

Jasper Therapeutics Inc.

Jasper maintains full worldwide rights to develop and commercialize JSP191 and eHSCs in all indications

JSP191 is an investigative drug and is not approved for any indication

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Transforming the Field of Hematopoietic Stem Cell Therapies Nasdaq: JSPR March 2022